Exhibit 10.5

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Fourth Amendment”), is entered into as of August 9, 2011, by and between WELLS/FREMONT ASSOCIATES, a Georgia joint venture ("Seller"), and LIGHTHOUSE WORLDWIDE SOLUTIONS, INC., a California corporation ("Purchaser"). The parties hereto are sometimes jointly called the “Parties.”
R E C I T A L S:
A.Buyer and Seller have entered into that certain PURCHASE AND SALE AGREEMENT effective as of June 3, 2011 (“Original Purchase Agreement”), as amended by that certain FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of July 20, 2011 (“First Amendment”), that certain SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of July 29, 2011 (“Second Amendment”), and that certain THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of August 8, 2011 (“Third Amendment”, the Original Purchase Agreement, First Amendment, Second Amendment and Third Amendment are collectively referred to herein as “Purchase Agreement”), for the purchase and sale of that certain real property more particularly described in the Purchase Agreement (the “Property”).
B.Buyer and Seller desire to extend the Financing Contingency Period on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements hereinafter set forth, the Parties hereby agree as follows:
1.Financing Contingency Period. The Financing Contingency Period is extended such that it expires as of 5:00 pm, Pacific Time, August 11, 2011.
2.Binding Effect. This Fourth Amendment shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
3.Counterparts. This Fourth Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all of the Parties, notwithstanding that all such parties are not signatories to the original or the same counterpart.
4.Confirmation of the Purchase Agreement. Except as set forth in this Fourth Amendment, the Purchase Agreement is not being amended, supplemented or otherwise modified, and all of the undersigned agree that the terms, conditions and agreements set forth in the Purchase Agreement are hereby ratified and confirmed and shall continue in full force and effect. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment as of the day first above written.

Seller:

WELLS/FREMONT ASSOCIATES
a Georgia Joint Venture

Piedmont Operating Partnership, LP
a Delaware limited partnership

By:Piedmont Office Realty Trust, Inc.
a Maryland corporation
Its:General Partner

By: /s/ Laura Moon
Name: Laura Moon
Its: SVP & CAO

FUND X AND FUND XI ASSOCIATES
A Georgia joint venture

By:Wells Real Estate Fund X, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership
as General Partner

By:Wells Capital, Inc.
a Georgia corporation
as General Partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Its: Sr. Vice President

By: /s/ Randall D. Fretz
Name: Leo F. Wells, III, as General Partner, by and through Randall D. Fretz , as attorney in fact
Buyer: LIGHTHOUSE WORLDWIDE SOLUTIONS, INC. a California corporation By: /s/ Tae Yun Kim Name: Title:

FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
By:Wells Real Estate Fund XI, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership
as General Partner

By:Wells Capital, Inc.
a Georgia corporation
as General Partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Its: Sr. Vice President

By: /s/ Randall D. Fretz
Name: Leo F. Wells, III, as General Partner, by and through Randall D. Fretz, as attorney in fact